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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):

                                January 22, 2004


                       PRECISION OPTICS CORPORATION, INC.

                       ----------------------------------

             (Exact name of registrant as specified in its charter)

Massachusetts                            001-10647          04-2795294
--------------------------------         ------------       -------------------
(State or other jurisdiction of          (Commission        (I.R.S. Employer
of incorporation or organization)        File Number)       Identification No.)

                 22 East Broadway, Gardner, Massachusetts 01440

                 ----------------------------------------------


               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 630-1800

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Item 5.   Other Events and Regulation FD Disclosure.

      On January 22, 2004, the Registrant issued the press release attached as
Exhibit 99.1 announcing a workforce reduction.


Item 7.   Financial Statements and Exhibits.

      (c)   Exhibit Number    Title
            --------------    -----

            99.1 Press Release issued by Precision Optics Corporation, Inc. on January 22, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PRECISION OPTICS CORPORATION, INC.


Date:  January 23, 2004        By: /s/ Jack P. Dreimiller
                                   ---------------------------------------------
                                          Name:  Jack P. Dreimiller
                                          Title: Senior Vice President, Finance
                                                 and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

    99.1 Press Release issued by Precision Optics Corporation, Inc. on January 22, 2004.